united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street , Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 7/31

Date of reporting period: 1/31/20

Item 1. Reports to Stockholders.

Anfield Universal Fixed Income ETF

AFIF

January 31, 2020

Semi-Annual Report

Advised by:

Regents Park Funds, LLC

4041 MacArthur Blvd., Suite 155

Newport Beach, CA 92660

RegentsParkFunds.com

1-866-866-4848

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.RegentsParkFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

February 2020

Semi-Annual Letter to Shareholders of the Anfield Capital Universal Fixed Income ETF (AFIF)

The Anfield Capital Universal Fixed Income ETF (“the Fund”) finished the six-month period ended January 31, 2020 with approximately $18.8 million in total assets under management. From a performance standpoint, the Fund enjoyed a strong September through December period as interest rates gradually rose. For the four month period ended December 31, 2019, the Fund returned 1.01% on a total return basis, versus the Bloomberg Barclays US Aggregate Bond Index’s return of -0.35% (source: YCharts, Morningstar). However, we experienced another strong duration driven rally in January, during which the Fund underperformed relative to broad bond market indices.

Update on Performance

The Fund does not target the returns of broad bond market indices, but instead seeks competitive returns with lower risk and lower correlation over time. Over the six-month period ended January 31, 2020, the Bloomberg Barclays US Aggregate Bond Index returned 4.20%, the Bloomberg Barclays Intermediate US Aggregate Bond Index returned 2.96%, and the ICE BofAML US Dollar Libor 3 Month Constant Maturity Index returned 1.14%. Over this same period, the Fund returned 0.31%.

The Fund’s underperformance compared with these benchmarks is due primarily to its more conservative posture relative to interest rates. As we have communicated in previous shareholder letters, the portfolio management team has been gradually increasing the duration of the Fund; nevertheless, the Fund still has less duration exposure than the broad bond market as measured by the Bloomberg Barclays US Aggregate Bond Index. As a result, the Fund did not participate fully in January 2020’s strong, duration driven price rally.

According to data from the US Department of the Treasury, the yield on the 10-year Treasury note closed at 1.92% on December 31, 2019 and then fell dramatically in January by 41 basis points (bps) to 1.51%. Generally speaking, the portfolio management team believes interest rates will likely remain range bound in 2020, from between 1.50% to 2.00% on the US 10-Year Note.

Due to the possibility of heightened interest rate volatility, either from geopolitical tensions, trade disputes, political news, global virus outbreaks, or all of the above, the team has decided to attempt to target a duration exposure of 50% plus/minus the duration of the intermediate bond market both as of the date of this letter and for at least the next six month period. According to Bloomberg, the duration of the Bloomberg Barclays US Intermediate Aggregate Bond Index is approximately 4 years, which gives the Fund a duration target range of 2 to 6 years. The portfolio management team placed several trades during the six-month period covered by this letter through US Treasury futures contracts, which have added about 1.5 years of duration to the Fund. We estimate that the Fund’s duration profile is in the 2.0-2.5 year range as of the time of this writing.

Looking forward, we are still confident in the Fund as an investment product and believe its positioning will deliver investors solid risk-adjusted returns, although past performance is no guarantee of future results. Investors must remember a key tenant of fixed income investing—bonds do not mature at a premium, and strong duration-driven rallies can be thought of as borrowing from future returns. In the event that interest rates rise and longer duration bonds sell off, investors may find that their fixed income portfolios can fall in value just as quickly as they can appreciate in value.

In an environment where we believe interest rates will be range bound as described briefly above, we continue to take a defensive stance relative to credit as the cycle matures. In addition, while we are gradually lengthening our duration exposure, we do not expect the duration profile of the Fund to be at the high end of the range discussed above to end 2020; however, this could change if market and economic conditions warrant. Below you will find more details surrounding the Fund’s investment outlook and portfolio positioning.

Outlook and Target Portfolio Characteristics*

Directional	Defensive, positioned for a volatile interest rate environment; target duration of +/- 50% of the duration of the intermediate bond market (range of 2-6 years on average over time)
Sector	Emphasize all grade yield enhancing corporate credits with strong cash positions and improving fundamentals & possible MBS & ABS allocations if appropriate
Security Selection	Active and selective
Liquidity	Continue to focus on strong liquidity—which tends to be undervalued in uncertain markets
* These target characteristics are based upon management’s current economic outlook, beliefs which are inherently uncertain and difficult to predict and may be modified at any time.

Update regarding COVID-19: Subsequent to the end of the period covered by this report, the COVID-19 situation dramatically expanded. Although the discussion of Fund performance in this letter does not include or reflect the impact of the COVID-19 market volatility, we continue to monitor the impacts as part of our management of the Fund.

On behalf of the entire staff at Anfield Capital Management, we thank you for your continued support.

David Young, CFA

CEO & Founder

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

4309-NLD-3/26/2020

Anfield Universal Fixed Income ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2020

The Fund’s performance figures* for the period ended January 31, 2020, compared to its benchmark:

		Since
	Six Months	Inception ***
Anfield Universal Fixed Income ETF - NAV	0.31%	0.60%
Anfield Universal Fixed Income ETF - Market Price	0.10%	0.75%
ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index **	1.14%	2.51%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 1, 2020 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.30% of average daily net assets. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made. Please review the Fund’s most recent prospectus for more detail on the expense waiver.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing exchange traded fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

**	The ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

***	As of the close of business on the day of commencement of trading on September 18, 2018.

Portfolio Composition as of January 31, 2020:

Sectors	Percentage of Net Assets
Agency Collateral CMO	21.3%
Banks	12.0%
Airlines	7.8%
Auto Manufacturers	6.6%
Debt Funds	6.1%
Real Estate Investment Trusts	5.0%
Telecommunications	4.4%
Insurance	3.2%
Electric	2.8%
Computers	2.6%
Other Assets Less Liabilities	28.2%
100.0%

Please refer to the Schedule of Investments in this Semi-Annual Report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2020

Shares						Fair Value

	EXCHANGE TRADED FUNDS - 6.1%
	DEBT FUNDS - 6.1%
4,000	iShares Core U.S. Aggregate Bond ETF					$458,600
8,050	Vanguard Total Bond Market ETF					688,436
	TOTAL EXCHANGE TRADED FUNDS (Cost $1,130,722)					1,147,036

Par Value		Coupon Rate (%)	Maturity	Spread	Rate
	BONDS & NOTES - 82.0%
	AGENCY COLLATERAL CMO - 21.3%
$142,046	Fannie Mae Interest Strip *#	6.0000	7/25/2034			27,019
259,569	Fannie Mae Interest Strip *	6.5000	12/25/2034			51,337
337,169	Fannie Mae Interest Strip *#	6.5000	9/25/2035			71,280
586,148	Fannie Mae REMICS *	3.5000	5/25/2043			22,185
244,868	Fannie Mae REMICS *	4.0000	9/25/2039			34,413
856,250	Fannie Mae REMICS *~	4.3891	1/25/2045	Monthly US LIBOR	+6.05%	132,408
259,497	Fannie Mae REMICS *	4.5000	3/25/2041			34,323
652,937	Fannie Mae REMICS *	4.5000	1/25/2038			83,048
2,606,071	Fannie Mae REMICS *~	4.5891	12/25/2036	Monthly US LIBOR	+6.25%	483,425
526,668	Fannie Mae REMICS *~	4.6391	7/25/2037	Monthly US LIBOR	+6.30%	105,740
201,630	Fannie Mae REMICS *~	4.9391	10/25/2035	Monthly US LIBOR	+6.60%	43,577
238,759	Fannie Mae REMICS *~	4.9391	3/25/2036	Monthly US LIBOR	+6.60%	43,433
773,525	Fannie Mae REMICS *~	5.0391	2/25/2043	Monthly US LIBOR	+6.70%	138,561
43,299	Fannie Mae REMICS *~	5.0391	10/25/2048	Monthly US LIBOR	+6.70%	9,026
748,798	Freddie Mac REMICS *	3.5000	10/15/2039			82,696
408,365	Freddie Mac REMICS *	4.0000	8/15/2043			27,594
558,849	Freddie Mac REMICS *	4.0000	3/15/2045			75,972
1,041,236	Freddie Mac REMICS *~	4.3238	5/15/2034	Monthly US LIBOR	+6.00%	173,280
683,116	Freddie Mac REMICS *~	4.3738	3/15/2035	Monthly US LIBOR	+6.05%	115,217
708,529	Freddie Mac REMICS *	4.5000	7/15/2046			25,534
1,630,955	Freddie Mac REMICS *~	4.8737	3/15/2040	Monthly US LIBOR	+6.55%	343,443
209,421	Freddie Mac REMICS *~	4.9737	11/15/2036	Monthly US LIBOR	+6.65%	43,987
535,651	Freddie Mac REMICS *	5.5000	3/15/2033			104,445
552,404	Freddie Mac REMICS *	5.5000	7/15/2039			78,754
95,127	Freddie Mac REMICS *~	6.2237	11/15/2032	Monthly US LIBOR	+7.90%	23,461
189,398	Freddie Mac REMICS *	6.5000	5/15/2032			35,274
448,924	Freddie Mac Strips *	4.5000	9/15/2035			68,528
63,279	Freddie Mac Strips *	5.0000	9/15/2036			12,233
274,373	Freddie Mac Strips *	7.0000	3/15/2032			67,021
276,366	Government National Mortgage Association *	3.5000	1/20/2043			45,886
568,263	Government National Mortgage Association *	3.5000	10/20/2046			92,418
1,097,756	Government National Mortgage Association *~	3.9922	1/20/2046	Monthly US LIBOR	+5.65%	180,300
370,951	Government National Mortgage Association *	4.0000	10/20/2044			43,519
349,357	Government National Mortgage Association *	4.0000	6/20/2045			37,944
801,771	Government National Mortgage Association *	4.0000	1/20/2048			139,865
186,452	Government National Mortgage Association *~	4.3423	9/20/2040	Monthly US LIBOR	+6.00%	34,974
330,054	Government National Mortgage Association *~	4.3804	11/16/2040	Monthly US LIBOR	+6.05%	60,226
230,641	Government National Mortgage Association *~	4.4422	11/20/2043	Monthly US LIBOR	+6.10%	42,748
271,859	Government National Mortgage Association *~	4.8122	3/20/2038	Monthly US LIBOR	+6.47%	35,303
799,944	Government National Mortgage Association *~	4.8323	2/20/2038	Monthly US LIBOR	+6.49%	142,684
1,000,000	Government National Mortgage Association *	5.5000	10/20/2048			228,308
672,659	Government National Mortgage Association *	5.5000	10/20/2048			20,268
1,714,025	Government National Mortgage Association *	4.0000	7/20/2045			197,681
913,268	Government National Mortgage Association *~	5.5000	9/20/2048	Monthly US LIBOR	+6.47%	136,258
						3,995,596

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
January 31, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 82.0% (Continued)
	AGRICULTURE - 1.0%
$185,000	Reynolds American, Inc.	6.8750	5/1/2020			$187,251

	AIRLINES - 7.8%
156,714	America West Airlines 2001-1 Pass Through Trust	7.1000	4/2/2021			161,098
285,559	American Airlines 2013-2 Class B Pass Through Trust ^	5.6000	7/15/2020			289,747
540,000	American Airlines Group, Inc. ^	4.6250	3/1/2020			541,215
250,000	Delta Air Lines, Inc.	2.6000	12/4/2020			251,600
223,000	United Airlines Holdings, Inc.	6.0000	12/1/2020			229,779
						1,473,439
	AUTO MANUFACTURERS - 6.6%
50,000	Diamler Finance North America LLC ^	2.4500	5/18/2020			50,086
100,000	Fiat Chrysler Automobiles NV	4.5000	4/15/2020			100,421
500,000	Fiat Chrysler Automobiles NV	4.5000	4/15/2020			502,107
300,000	Ford Motor Credit Co. LLC	2.4250	6/12/2020			300,744
179,000	Ford Motor Credit Co. LLC	2.4590	3/27/2020			179,090
100,000	General Motors Financial Co., Inc.	2.4500	11/6/2020			100,371
						1,232,819
	BANKS - 12.0%
434,000	Bank of New York Mellon Corp. #	4.9500	6/20/2020	Quarterly US LIBOR	+3.42%	438,696
100,000	Barclays Bank PLC	5.1400	10/14/2020			102,188
500,000	BNP Paribas SA #^	7.6250	3/30/2021	US 5YR SWAP	+6.31%	526,317
150,000	CIT Group, Inc.	4.1250	3/9/2021			152,673
300,000	Citigroup, Inc. #	5.8750	2/29/2020	Quarterly US LIBOR	+4.06%	301,546
140,000	Citigroup, Inc. #	5.9500	1/30/2023	Quarterly US LIBOR	+4.06%	149,519
222,000	Goldman Sachs Group, Inc. #	5.3750	5/10/2020	Quarterly US LIBOR	+3.92%	223,702
100,000	HSBC Bank USA NA	4.8750	8/24/2020			101,703
250,000	JPMorgan Chase & Co. #	5.3000	5/1/2020	Quarterly US LIBOR	+3.80%	251,821
						2,248,165
	BEVERAGES - 1.4%
111,000	Coca-Cola European Partners PLC	3.2500	8/19/2021			112,499
150,000	Pernod Ricard SA ^	5.7500	4/7/2021			157,012
						269,511
	COMMERCIAL SERVICES - 2.6%
485,000	Nielsen Finance LLC	4.5000	10/1/2020			485,564

	COMPUTERS - 2.6%
50,000	Dell, Inc.	4.6250	4/1/2021			51,207
440,000	Leidos Holdings, Inc.	4.4500	12/1/2020			445,676
						496,883
	DIVERSIFIED FINANCIAL SERVICES - 0.5%
100,000	AerCap Ireland Capital DAC	4.2500	7/1/2020			100,890
3,000	Ally Financial, Inc.	4.2500	4/15/2021			3,077
						103,967
	ELECTRIC - 2.8%
160,000	Edison International	2.1250	4/15/2020			159,961
200,000	EDP Finance BV ^	5.2500	1/14/2021			206,379
152,000	Electricite de France SA ^	2.3500	10/13/2020			152,438
						518,778

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
January 31, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 82.0% (Continued)
	FOOD - 1.5%
$30,000	JM Smucker Co. ^	2.5000	3/15/2020			$30,022
250,000	Kraft Heinz Foods Co.	2.8000	7/2/2020			250,510
						280,532
	HEALTHCARE-PRODUCTS - 0.6%
120,000	Zimmer Biomet Holdings, Inc.	2.7000	4/1/2020			120,077

	HEALTHCARE-SERVICES - 0.5%
100,000	Laboratory Corp. of America Holdings	4.6250	11/15/2020			101,251

	INSURANCE - 3.2%
590,000	Metlife, Inc. #	5.2500	6/15/2020	Quarterly US LIBOR	+3.58%	595,561

	INTERNET - 1.6%
290,000	Expedia Group, Inc.	5.9500	8/15/2020			296,194

	MEDIA - 0.9%
26,000	Pearson Funding Five PLC ^	3.2500	5/8/2023			26,567
115,000	Time Warner Cable LLC	4.1250	2/15/2021			116,850
25,000	ViacomCBS, Inc. #	5.8750	2/28/2057	Quarterly US LIBOR	+3.90%	26,316
						169,733
	MISCELLANEOUS MANUFACTURER - 1.9%
100,000	General Electric, Co.	4.3750	9/16/2020			101,522
250,000	General Electric, Co. #	5.0000	1/21/2021	Quarterly US LIBOR	+3.33%	249,251
						350,773
	OIL & GAS - 2.5%
110,000	Petrobras Global Finance BV ~	4.7796	3/17/2020	Quarterly US LIBOR	+2.88%	110,302
205,000	Petrobras Global Finance BV	5.3750	1/27/2021			211,320
318,000	Unit Corp.	6.6250	5/15/2021			140,834
						462,456
	PIPELINES - 1.3%
152,000	DCP Midstream Operating LP ^	5.3500	3/15/2020			152,484
100,000	Plains All American Pipeline LP / PAA Finance Corp.	5.0000	2/1/2021			102,130
						254,614
	REITs (REAL ESTATE INVESTMENT TRUSTS) - 5.0%
31,000	American Tower Corp.	2.8000	6/1/2020			31,064
100,000	Crown Castle International Corp.	3.4000	2/15/2021			101,423
392,000	GLP Capital LP / GLP Financing II, Inc.	4.8750	11/1/2020			398,302
400,000	SBA Tower Trust ^	3.1560	10/8/2020			400,936
						931,725

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
January 31, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 82.0% (Continued)
	TELECOMMUNICATIONS - 4.4%
$107,000	America Movil SAB de CV	5.0000	3/30/2020			$107,520
470,000	Sprint Communications, Inc.	7.0000	8/15/2020			478,859
240,625	Sprint Spectrum Co. LLC ^	3.3600	9/20/2021			242,881
						829,260

	TOTAL BONDS & NOTES (Cost $15,700,129)					15,404,149

	TOTAL INVESTMENTS - 88.1% (Cost $16,830,851)					$16,551,185
	OTHER ASSETS LESS LIABILITIES - 11.9%					2,243,216
	TOTAL NET ASSETS - 100.0%					$18,794,401

CMO - Collateralized Mortgage Obligation

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduits

*	Interest Only Securities

#	Variable Rate Security; the rate shown represents the rate as of January 31, 2020.

~	Floating Rate Security; the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. At January 31, 2020, these securities amounted to $2,776,084 or 14.77% of the

FUTURES CONTRACTS

Long					Unrealized
Contracts	Description	Maturity	Counterparty	Notional Value **	Appreciation
10	10-Year US Treasury Note Future	March 2020	Interactive Brokers	$1,316,560	$21,406
5	US Treasury Long Bond Future	March 2020	Interactive Brokers	817,655	21,563
	Net Unrealized Appreciation on Futures Contracts				$42,969

**	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by Anfield Universal Fixed Income ETF are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of Anfield Universal Fixed Income ETF’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to Anfield Universal Fixed Income ETF.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
January 31, 2020

ASSETS
Investment securities:
At cost	$16,830,851
At fair value	$16,551,185
Cash	2,033,741
Dividends and interest receivable	210,664
Deposits for futures contracts	171,279
Net unrealized appreciation on futures contracts	42,969
Prepaid expenses and other assets	169
TOTAL ASSETS	19,010,007

LIABILITIES
Payable for securities purchased	175,638
Investment advisory fees payable	6,529
Payable to related parties	21,382
Accrued expenses and other liabilities	12,057
TOTAL LIABILITIES	215,606
NET ASSETS	$18,794,401

Composition of Net Assets:
Paid in capital	$19,696,374
Accumulated losses	(901,973)
NET ASSETS	$18,794,401

Net Asset Value Per Share:
Net Assets	$18,794,401
Shares of beneficial interest outstanding (a)	1,925,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.76

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended January 31, 2020

INVESTMENT INCOME
Dividends	$17,800
Interest	300,274
TOTAL INVESTMENT INCOME	318,074

EXPENSES
Investment advisory fees	72,279
Administration fees	41,544
Legal fees	9,708
Audit fees	9,075
Custodian fees	9,609
Compliance officer fees	6,285
Trustees fees and expenses	5,645
Transfer agent fees	5,548
Printing and postage expenses	5,209
Insurance expense	1,840
Other expenses	2,756
TOTAL EXPENSES	169,498
Less: Fees waived by the Advisor	(55,466)
NET EXPENSES	114,032

NET INVESTMENT INCOME	204,042

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(452,537)
Net realized loss from futures contracts	(29,436)
Net change in unrealized appreciation on investments	117,228
Net change in unrealized appreciation on futures contracts	42,969
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(321,776)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(117,734)

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENT OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	January 31, 2020	Period Ended
	(Unaudited)	July 31, 2019 *
FROM OPERATIONS
Net investment income	$204,042	$861,233
Net realized loss from investments	(452,537)	(166,205)
Net realized loss from futures contracts	(29,436)	—
Net change in unrealized appreciation (depreciation) on investments	117,228	(396,894)
Net change in unrealized appreciation on futures contracts	42,969	—
Net increase (decrease) in net assets resulting from operations	(117,734)	298,134

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(217,938)	(876,942)
Net decrease in net assets from distribution to shareholders	(217,938)	(876,942)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	8,484,791	56,396,736
Payments for shares redeemed	(17,155,675)	(28,016,971)
Net increase (decrease) in net assets from shares of beneficial interest	(8,670,884)	28,379,765

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,006,556)	27,800,957

NET ASSETS
Beginning of the period	27,800,957	—
End of the period	$18,794,401	$27,800,957

SHARE ACTIVITY
Shares Sold	875,000	5,625,000
Shares Redeemed	(1,775,000)	(2,800,000)
Net increase (decrease) in shares of beneficial interest outstanding	(900,000)	2,825,000

*	The Anfield Universal Fixed Income ETF commenced operations on September 17, 2018.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods

	For the
	Six Months Ended	For the
	January 31, 2020	Period Ended
	(Unaudited)	July 31, 2019 *

Net asset value, beginning of period	$9.84	$10.00
Activity from investment operations:
Net investment income (a)	0.10	0.22
Net realized and unrealized loss on investments	(0.07)	(0.17)
Total from investment operations	0.03	0.05
Less distributions from:
Net investment income	(0.11)	(0.20)
Net realized gains	—	(0.01)
Total distributions	(0.11)	(0.21)
Net asset value, end of period	$9.76	$9.84
Market price, end of period	$9.78	$9.88
Total return (b)(c)(d)	0.31%	0.52	% (e)
Market price total return (b)(c)(d)	0.10%	0.53%
Net assets, at end of period (000)s	$18,794	$27,801
Ratio of gross expenses to average net assets (f)(g)	1.75%	1.30%
Ratio of net expenses to average net assets (f)(g)	1.18%	0.95%
Ratio of net investment income to average net assets (f)(h)	2.11%	2.56%
Portfolio Turnover Rate (d)	182%	330%

*	The Anfield Universal Fixed Income ETF commenced operations on September 17, 2018.

(a)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Total return would have been lower absent fee waiver/expense reimbursement.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not annualized.

(e)	Represents total return based on net asset values per share from commencement of investment operations on September 17, 2018 through July 31, 2019. Total return based on net asset value per share, as of the close of business on the day of commencement of trading on the BATS on September 18, 2018 through July 31, 2019 was 0.52%.

(f)	Annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(h)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)
January 31, 2020

1.	ORGANIZATION

The Anfield Universal Fixed Income ETF (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on September 17, 2018. The Fund’s investment objective is to seek current income. The Fund is an actively managed ETF that normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of fixed income instruments.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board’s (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short -term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short - term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm, as needed, to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed- end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

Exchange Traded Fund – The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2020, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,147,036	$—	$—	$1,147,036
Bonds & Notes	—	15,404,149	—	15,404,149
Derivatives
Futures Contracts **	42,969	—	—	42,969
Total	$1,190,005	$15,404,149	$—	$16,594,154

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classifications.

**	Net unrealized appreciation (depreciation) of futures contracts is reported in the above table.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the six month period ended January 31, 2020, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at January 31, 2020 for the Fund.

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged *	Net Amount
Futures Contracts	$42,969	$—	$42,969	$—	$—	$—
Total	$42,969	$—	$42,969	$—	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value. Total cash collateral pledged for futures contracts is $171,279.

Impact of Derivatives on the Statement of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of January 31, 2020 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statements of Assets and Liabilities as of January 31, 2020:

	Asset Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value
Interest Rate Contracts	Unrealized appreciation on futures contracts	$42,969

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of January 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Futures	Net realized loss from futures contracts;
Contracts	Net change in unrealized appreciation from futures contracts

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended January 31, 2020:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Six Months Ended January 31, 2020
Futures contracts	$(29,436)	$(29,436)

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of
Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Six Months Ended January 31, 2020
Futures contracts	$42,969	$42,969

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker, if any, balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s July 31, 2019 year-end tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six month period ended January 31, 2020, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments) for the Fund amounted to $22,311,021 and $31,319,355. For the six months period ended January 31, 2020, there were no in-kind transactions.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Regents Park Funds, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, subject to the authority of the Board, is responsible for managing the day to day operations of the Fund, including: selecting the overall investment strategies; monitoring and evaluating Sub-Adviser (as defined below) performance; and providing related administrative services and facilities. Anfield Group, LLC (“Anfield Group”), which is wholly owned by the David Young and Sandra G. Glain Family Trust, wholly owns the Adviser. As compensation for its services, the Fund pays to the Adviser an advisory fee (computed daily and paid monthly) at an annual rate of 0.75% of its average daily net assets. For the six month period ended January 31, 2020 the Fund incurred Advisory Fees of $72,279.

The Adviser has engaged Anfield Capital Management, LLC (“Anfield” or the “Sub- Adviser”) to serve as Sub-Adviser to the Fund. Anfield Group owns a 92% majority interest in Anfield. The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser, with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, is responsible for selecting investments and assuring that investments are made in accordance with the Fund’s investment objective, policies and restrictions. The Adviser compensates the Sub- Adviser for its services from the management fees received from the Fund, which are computed and accrued daily and paid monthly and does not impact the financial statements of the Fund.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 1, 2020 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.30% of average daily net assets. This Agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made. The expense limit in effect prior to the expiration on September 1, 2019 was 0.95%. If the Advisor waives any fee or reimburses any expense pursuant to the Agreement, and the Fund’s operating expenses are subsequently less than 1.30% of average daily net assets, the Advisor will be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation in effect at the time of the waiver or reimbursement by the Adviser, which was 0.95% for the period prior to September 1, 2019 and 1.30% on or after September 1, 2019. If the Fund’s operating expenses subsequently exceed 1.30% per annum of average daily net assets reimbursements shall be suspended. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Board has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.

During the six month period ended January 31, 2020, the Advisor waived management fees of $55,466. The Advisor can recoup waived and reimbursed expenses of $118,747 until July 31, 2022.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to Northern Lights Distributors (“NLD” or “the distributor”) and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

BluGiant, LLC (“BluGiant”), BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and BluGiant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”) . As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in -kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Funds in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fee for In-Kind and	Minimum Additional	Maximum Additional
Cash Purchases	Variable Charge for	Variable Charge for
	Cash Purchases*	Cash Purchases*
$150	20 bps	200 bps

*	As a percentage of the amount invested.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

6.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments which include, but are not limited to active trading risk, authorized participant concentration risk, bank loan risk, common stock risk, convertible securities risk, counterparty credit risk, credit risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risks, ETF structure risks, fixed income risk, fluctuation of net asset value risk, foreign (non-U.S.) investment risk, futures contract risk, gap risk, hedging transactions risk, high yield risk, index risk, investment companies and exchange-traded funds risk, issuer-specific risk, leveraging risk, LIBOR risk, liquidity risk, management risk, market risk, market events risk, MLP risk, mortgage-backed and asset-backed securities risk, prepayment and extension risk, regulatory risk, securities lending risk, swap risk, U.S. government securities risk, valuation risk, variable or floating rate securities risk and volatility risk.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

ETF Structure Risks – The Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading Issues. Trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses.

-	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

-	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

-	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

-	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fixed Income Risk – When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, includes prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. The Fund will invest less than 25% of its net assets in asset-backed securities or mortgage-backed securities that are below-investment grade.

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR setting process, which have subsequently resulted in investigations and fines. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,827,308 for the Fund, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

Gross unrealized appreciation:	$596,459
Gross unrealized depreciation:	$(872,582)
Net unrealized depreciation:	$(276,123)

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2020

The tax character of Fund distributions paid for the fiscal period ended July 31, 2019 was as follows:

Fiscal Period Ended
July 31, 2019
Ordinary Income	$876,942
Long-Term Capital Gain	—
Return of Capital	—
$876,942

As of July 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$14,997	$—	$(187,947)	$—	$—	$(393,351)	$(566,301)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $187,947.

Permanent book and tax differences, primarily attributable to tax adjustments for realized gain/(loss) on in-kind redemptions and the tax treatment of non-deductible expenses resulted in reclassification for the period ended July 31, 2019 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$(12,507)	$12,507

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Anfield Universal Fixed Income ETF
EXPENSE EXAMPLES (Unaudited)
January 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2019 to January 31, 2020 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	8/1/19	1/31/20	8/1/19-1/31/20*	8/1/19-1/31/20
	$1,000.00	$1,003.10	$5.93	1.18%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	8/1/19	1/31/20	8/1/19-1/31/20*	8/1/19-1/31/20
	$1,000.00	$1,019.22	$5.97	1.18%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-Q and Form N-PORT are available without charge, upon request, by calling 1-866-866-4848.

Adviser
Regents Park Funds, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein may be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure Of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable. Fund is an open-end management investment company.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer/President

Date 4/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer/President

Date 4/7/2020

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Principal Financial Officer/Treasurer

Date 4/7/2020